UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       January 1, 2010

NEXEN INC.
(Exact name of registrant as specified in its charter)
CANADA
(State or other jurisdiction of incorporation)
1-6702	98-6000202
(Commission File Number)	(I.R.S. Employer Identification No.)

801 - 7th AVENUE S.W. CALGARY, ALBERTA, CANADA	T2P 3P7
(Address of principal executive offices)	(Zip Code)

(403) 699-4000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

Effective at the end of the day on December 31, 2009, Nexen Petroleum U.S.A. Inc., a subsidiary of Nexen Inc. (Nexen), merged the Nexen Pension Plan with and into the Nexen Savings Plan with the resulting plan being renamed the “Nexen 401(k) Savings and Pension Plan” which was amended and restated in its entirety effective January 1, 2010.

The foregoing description of the Nexen 401(k) Savings and Pension Plan is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Nexen 401(k) Savings and Pension Plan, which is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.
EXHIBIT NO.	DESCRIPTION
99.1	Nexen 401(k) Savings and Pension Plan, as Amended and Restated effective January 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 27, 2010

NEXEN INC.
By:	/s/ Rick C. Beingessner
Name: Rick C. Beingessner Title: Assistant Secretary

EXHIBIT INDEX

EXHIBIT.	DESCRIPTION
99.1	Nexen 401(k) Savings and Pension Plan, as Amended and Restated effective January 1, 2010.